STATEMENTS OF OPERATIONS - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Operating costs and expenses:
Research and development	$ (442)	$ (692)	$ (678)
General and administrative expenses	(581)	(766)	(618)
Operating loss	(1,023)	(1,458)	(1,296)
Financial income, net (Note 8b)	94	53	45
Loss	$ (929)	$ (1,405)	$ (1,251)
Loss per share:
Basic and diluted net loss per share	$ (0.09)	$ (0.14)	$ (0.13)
Total comprehensive loss	$ (929)	$ (1,405)	$ (1,251)
Weighted average number of shares used in computing basic and diluted loss per share	9,878,861	9,878,861	9,878,861